Corporate Update February 15, 2022 Exhibit 99.1

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You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. It is currently limited by federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated.

Robert Alexander, PhD Introductions Craig A. Paterson, MD Review of KRYPTOS and ENIGMA 2 Clinical Studies Evan S. Dellon, MD, MPH Physician Perspective Robert Alexander, PhD Atopic Dermatitis and Chronic Spontaneous Urticaria Marcus Maurer, MD Physician Perspective Brad A. Youngblood, PhD Pipeline Strategy & Update Closing Remarks Q&A Allakos Investor Day Agenda

Review of KRYPTOS (EoE) and ENIGMA2 (EG/EoD) Clinical Studies Craig A. Paterson, MD CMO – Allakos Inc.

5

KRYPTOS Phase 2/3 EoE Study Design

Study Design

- Multi-center, randomized, DB, placebo-controlled
- Active moderate to severe symptoms
  - Dysphagia Symptom Questionnaire (DSQ) ≥12
- Biopsy confirmed EoE
  - Esophagus: ≥15 eos/high power field (hpf) in 1 hpf
- 276 patients dosed (1:1:1 randomization)
  - High dose lirentelimab 1 + 3 + 3 + 3 + 3 + 3 mg/kg (n=91)
  - Low dose lirentelimab 1 + 1 + 1 + 1 + 1 + 1 mg/kg (n=93)
  - Placebo (n=92)
- 6 monthly doses
- Includes adolescents age 12-17
- Open-label extension

Endpoints

- **Histologic Co-Primary Endpoint**
  - Proportion of tissue eosinophil responders:
    - Esophagus: ≤6 eos/hpf in peak hpf
- **Symptom Co-Primary Endpoint**
  - Absolute change in Dysphagia Symptom Questionnaire (DSQ) score
- **Secondary Endpoints**
  - Percent change in DSQ from baseline
- **Other Analyses of Interest**
  - Activity in adolescents
  - Open-label extension

Allakos

Histology Co-primary Endpoint: Eosinophil Responders * Difference from placebo p-values <0.0001 derived using Fisher’s Exact Test 1 ITT: Missing data was treated as non-responders High Dose * (80/91) (86/93) Low Dose Lirentelimab * Placebo (10/92) * (80/80) (86/87) * (10/88) Proportion of EoE Eosinophil Responders (≤6 eos/hpf at Week 24) Primary Analysis1 Analysis with Observed Data High Dose Low Dose Placebo Lirentelimab % of Patients % of Patients

Complete Histologic Responders * Difference from placebo p-values <0.0001 derived using Fisher’s Exact Test 1 Observed data Secondary Endpoint: Complete Histologic Remission at Week 241 * (77/80) (82/87) * (4/88) High Dose Low Dose Placebo Lirentelimab % of Patients Achieved Peak Esophageal Eos ≤1 Eos/hpf at Week 24

Symptom Co-primary Endpoint: Change in DSQ * LS Means and HD lirentelimab from placebo p-values derived from ANCOVA model Absolute Change LS Mean Change from BL 35.2 34.2 36.4 BL DSQ = Change in DSQ at Weeks 23-24 Percent Change Mean % Change from BL High Dose (n=82) Low Dose (n=88) Placebo (n=89) High Dose (n=82) Low Dose (n=88) Placebo (n=89) Lirentelimab Lirentelimab *p=0.2372 *p=0.0511

Baseline Demographics and Patient Characteristics 1 Asthma, allergic rhinitis, atopic dermatitis and/or food allergy Patient Characteristics HD Lirentelimab (n=91) LD Lirentelimab (n=93) Placebo (n=92) Age, median years (range) 29 (12 - 69) 34 (12 - 67) 32 (12 - 70) Female sex, % (n) 29% (26) 43% (40) 40% (37) History of EoE, % (n) 89% (81) 90% (84) 93% (86) Duration of EoE, median years (range) 4 (0 - 38) 5 (0 - 56) 4 (0 - 18) History of proton pump inhibitor use for EoE, % (n) 23% (21) 23% (21) 23% (21) History of swallowed topical steroid for EoE, % (n) 20% (18) 17% (16) 21% (19) History of esophageal dilatations, % (n) 4% (4) 6% (6) 8% (7) Number of prior esophageal dilatations, mean ± SD 2.3 ± 1.3 2.3 ± 1.5 1.4 ± 0.5 History of atopy1, % (n) 76% (69) 71% (66) 79% (73) Peak esophageal eosinophil counts/hpf, mean ± SD 59 ± 33 61 ± 35 59 ± 33 Peripheral blood eosinophils cells/µL, median (IQR) 300 (230 - 470) 270 (180 - 440) 350 (200 - 435) Serum IgE, kU/L, median (IQR) 103 (53 - 349) 99 (39 - 283) 90 (29 - 241) Baseline DSQ [0-84], mean ± SD 34 ± 12 36 ± 12 35 ± 12

Eosinophilic Threshold for Establishing Moderate-Severe EoE Fig 1. Rothenberg ME. J Allergy Clin Immunol 2001;108:891-4. Primary EoE

11

Baseline Demographics and Patient Characteristics: By Peak Esophageal Eosinophils

Patient Characteristics	Peak Esophageal Eosinophil Counts ≤24/hpf			Peak Esophageal Eosinophil Counts >24/hpf		
	HD Lirentelimab (n=14)	LD Lirentelimab (n=18)	Placebo (n=16)	HD Lirentelimab (n=77)	LD Lirentelimab (n=75)	Placebo (n=76)
Age, median years (range)	35.5 (15 - 67)	33.5 (15 - 67)	43.5 (20 - 68)	29 (12 - 69)	34 (12 - 67)	30 (12 - 70)
Female sex, % (n)	43% (6)	44% (8)	38% (6)	26% (20)	43% (32)	41% (31)
History of EoE, % (n)	79% (11)	83% (15)	94% (15)	91% (70)	92% (69)	93% (71)
Duration of EoE, median years (range) [mean]	4 (1 - 19) [6.5]	4 (0 - 11) [5.0]	4 (0 - 12) [4.9]	4 (0 - 38) [6.3]	5 (0 - 56) [7.7]	5 (0 - 18) [5.2]
History of proton pump inhibitor use for EoE, % (n)	**21% (3)**	**11% (2)**	**0%**	**23% (18)**	**25% (19)**	**28% (21)**
History of swallowed topical steroid for EoE, % (n)	**7% (1)**	**22% (4)**	**6% (1)**	**22% (17)**	**16% (12)**	**24% (18)**
History of esophageal dilatations, n (%)	**14% (2)**	**17% (3)**	**6% (1)**	**3% (2)**	**4% (3)**	**8% (6)**
Number of prior esophageal dilatations, mean ± SD	3 ± 1	3 ± 1	2 ± 0	2 ± 1	2 ± 1	1 ± 1
History of atopy, % (n)	79% (11)	67% (12)	56% (9)	75% (58)	72% (54)	84% (64)
Peak esophageal eosinophil counts/hpf, mean ± SD	**20 ± 3**	**19 ± 3**	**20 ± 3**	**66 ± 31**	**71 ± 32**	**67 ± 30**
Peak esophageal eos/hpf in distal location, mean ± SD	**15 ± 7**	**17 ± 4**	**17 ± 7**	**54 ± 32**	**59 ± 31**	**55 ± 29**
Peak esophageal eos/hpf in proximal/mid location, mean ± SD	**13 ± 9**	**7 ± 9**	**10 ± 9**	**48 ± 29**	**54 ± 37**	**46 ± 35**
Peripheral blood eosinophils cells/μL, median (IQR)	310 (213 - 430)	175 (143 - 245)	220 (98 - 400)	300 (240 - 470)	300 (210 - 500)	380 (240 - 455)
Serum IgE, kU/L, median (IQR)	**83 (33 - 348)**	**64 (21 - 168)**	**65 (24 - 140)**	**105 (54 - 349)**	**117 (46 - 314)**	**98 (33 - 255)**
Baseline DSQ [0-84], mean ± SD	34 ± 10	38 ± 11	36 ± 10	34 ± 12	36 ± 12	35 ± 13

SOURCE: Stein ML, Collins MH, et al. J Allergy Clin Immunol 2006;118:1312-3219; Noel RJ, Putnam PE, Rothenberg ME. N Engl J Med 2004;351:940-941. Rothenberg ME, J Allergy Clin Immunol 2001

Allakos

DSQ Response in Patients by Baseline Peak Eosinophil Count Baseline Eos ≤24/hpf Mean Change from BL Lirentelimab 36.1 34.2 37.9 BL DSQ = * LS Means and HD lirentelimab from placebo p-values derived from MMRM model Baseline Eos >24 /hpf Lirentelimab 35.0 34.2 36.1 BL DSQ = * Change in DSQ by Baseline Eosinophil Count Levels at Weeks 23-24 Mean Change from BL Placebo (n=15) High Dose (n=12) Low Dose (n=17) Placebo (n=76) High Dose (n=73) Low Dose (n=73) *p=0.0222

DSQ Response in Patients by Baseline Peak Eosinophil Count Baseline Eos >24 /hpf Baseline Eos ≤24/hpf Lirentelimab Lirentelimab * LS Means and HD lirentelimab from placebo p-values derived from MMRM model * Mean % Change from BL % Change in DSQ by Baseline Peak Esophageal Eos Level at Week 23-24 Placebo (n=15) High Dose (n=12) Low Dose (n=17) Placebo (n=76) High Dose (n=73) Low Dose (n=73) *p=0.0019 Mean % Change from BL

Study Results in Adolescents Age 12 - 17 years

Baseline Demographics and Patient Characteristics: Adolescents 1 Asthma, allergic rhinitis, atopic dermatitis and/or food allergy Patient Characteristics HD Lirentelimab (n=17) LD Lirentelimab (n=17) Placebo (n=17) Age, median years (range) 14 (12 - 17) 15 (12 - 17) 14 (12 - 17) Female sex, % (n) 12% (2) 29% (5) 24% (4) History of EoE, % (n) 94% (16) 100% (17) 94% (16) Duration of EoE, median years (range) 4 (2 - 10) 5 (0 - 13) 6 (1 - 15) History of proton pump inhibitor use for EoE, % (n) 29% (5) 53% (9) 41% (7) History of swallowed topical steroid for EoE, % (n) 18% (3) 24% (4) 53% (9) History of atopy1, % (n) 88% (15) 88% (15) 88% (15) Peak esophageal eosinophil counts/hpf, mean ± SD 66 ± 32 84 ± 32 55 ± 26 Peak esophageal eos/hpf in distal location, mean ± SD 61 ± 32 69 ± 39 48 ± 25 Peak esophageal eos/hpf in proximal/mid location, mean ± SD 45 ± 31 67 ± 28 33 ± 28 Peripheral blood eosinophils cells/µL, median (IQR) 295 (225 - 400) 625 (285 - 770) 420 (380 - 675) Serum IgE, kU/L, median (IQR) 237 (140 - 806) 304 (74 - 402) 185 (85 - 374) Baseline DSQ [0-84], mean ± SD 35 ± 14 35 ± 13 34 ± 12

Histologic Response in Adolescents * Difference from placebo p-values <0.0001 derived using Fisher’s Exact Test 1 Observed data * * Lirentelimab Placebo High Dose Low Dose Proportion of Eosinophil Responders in Adolescents1 Achieved Peak Esophageal Eos ≤6 Eos/hpf at Week 24 % of Patients

DSQ Response in Adolescents * LS Means and HD lirentelimab from placebo p-values derived from ANCOVA model 1 Observed data Mean % Change from BL Mean Change from BL Percent Change Absolute Change Change in DSQ1 at Weeks 23-24 in Adolescents *p=0.1316 *p=0.0474 Lirentelimab 33.2 34.6 35.2 BL DSQ = Placebo (n=16) High Dose (n=15) Low Dose (n=16) Lirentelimab Placebo (n=16) High Dose (n=15) Low Dose (n=16) *

Safety Summary

KRYPTOS Safety Summary n (%) of Patients HD Lirentelimab (n=91) LD Lirentelimab (n=93) Placebo (n=92) ≥1 Treatment-Emergent Adverse Event (TEAE) 61 (67.0%) 65 (69.9%) 53 (57.6%) Infusion related reaction 35 (38.5%) 24 (25.8%) 11 (12.0%) Headache 6 (6.6%) 8 (8.6%) 6 (6.5%) Drug-related Serious AEs: 2 patients on HD lirentelimab, 1 patient on Placebo Safety risk profile overall was consistent with previously reported safety profile in ENIGMA1 and other lirentelimab studies to date Treatment-Emergent AEs in ≥5% of Patients

Open-Label Extension

Durability of Effect in Open-Label Extension * LS Means and p-values derived from MMRM model Baseline DSQ Score, mean ± SD Placebo: 35.0±12.5; LD Lirentelimab: 36.1±12.3; HD Lirentelimab: 34.2±12.2 Absolute Change Absolute Change Mean (SE) / Mean (SD) Change in DSQ from Baseline: Patients with BL Esophageal Eos >24/hpf Percent Change 76 n= -12.5 Weeks 23-24 Weeks 43-44 (OLE) 73 73 -12.7 -17.6 27 -20.7 26 26 -18.7 -20.5 76 n= -29.4% Weeks 23-24 Weeks 43-44 (OLE) 73 73 -37.6% -55.8% 27 -67.3% 26 26 -65.4% -65.8% % Change Mean (SE) / Mean(SD) *p=0.0222 *p=0.0019 Placebo LD Lirentelimab HD Lirentelimab Placebo/Lirentelimab LD/Lirentelimab HD/Lirentelimab

Summary & Conclusions KRYPTOS Phase 2/3 study included patients with questionable EoE diagnosis Clear activity observed in moderate-to-severe EoE patients Clear activity in adolescents Durability of effect observed in interim analysis of open-label extension Lirentelimab was well-tolerated in both adults and adolescents with EoE

Review of ENIGMA2 Phase 3 EG/EoD Study

24

ENIGMA2 Phase 3 EG/EoD Study Design

Study Design

- Multi-center, randomized, DB, placebo-controlled
- Active moderate to severe symptoms
- Biopsy confirmed EG and/or EoD
  - Stomach: ≥30 eos/high powered field (hpf) in 5 hpfs
  - Duodenum: ≥30 eos/hpf in 3 hpfs
- 180 adult patients (1:1 randomization)
  - Lirentelimab 1 + 3 + 3 + 3 + 3 + 3 mg/kg (n = 91)
  - Placebo (n = 89)
- 6 monthly doses
- Open-label extension

Endpoints

- **Histologic Co-Primary Endpoint**
  - Proportion of tissue histologic responders:
    - Stomach: ≤4 eos/hpf in 5 hpfs, and/or
    - Duodenum: ≤15 eos/hpf in 3 hpfs
- **Symptom Co-Primary Endpoint**
  - Absolute change in patient reported TSS-6
- **Key Secondary Endpoints**
  - Percent change in TSS-6 from baseline
  - Proportion of patients achieving ≥50% and ≥70% improvement in TSS-6

Allakos

Histology Co-Primary Endpoint: Eosinophil Responders * Difference from placebo p-values <0.0001 derived using Fisher’s Exact Test 1 Eosinophil response criteria: ≤4 eos/hpf in top 5 gastric hpfs and/or ≤15 eos/hpf in top 3 duodenal hpfs 2 ITT: Missing data was treated as non-responders 98% mean reduction of eosinophils on lirentelimab vs 24% in the placebo group Primary Analysis2 Lirentelimab Placebo * (77/91) (4/89) (77/83) (4/83) * Lirentelimab Placebo Proportion of Patients Achieving EG/EoD Histologic Response1 at Week 24 % of Patients % of Patients Analysis with Observed Data

Symptom Co-Primary Endpoint: TSS6 1 TSS6 Symptoms: abdominal pain, nausea, early satiety, loss of appetite, bloating, abdominal cramping Absolute Change LS Mean Change from BL Change in Total Symptom Score1 Percent Change Lirentelimab (n=75) Placebo (n=75) 27.7 29.5 BL TSS = Lirentelimab (n=75) Placebo (n=75) LS Mean % Change from BL

Responder Analysis Suggests Clinical Activity Secondary Endpoint: Proportion of Patients Achieving TSS Thresholds at Weeks 23-241 Lirentelimab (n=75) Placebo (n=75) ≥30% Reduction % (n) of Patients ≥50% Reduction ≥70% Reduction ≥90% Reduction (42) (45) (36) (29) (26) (18) (11) (6) 1 Observed data

Baseline Demographics & Patient Characteristics: ENIGMA1 and ENIGMA2 Patient Characteristics Ph2 ENIGMA1 (E1) Ph3 ENIGMA2 Patient Characteristics n=65 AK002 n=91 Placebo n=89 Age, median years (range) 40 (18-74) 43 (17-77) 41 (18-78) Female sex, % (n) 62% (40) 62% (56) 69% (61) History of EoE, % (n) 54% (35) 23% (21) 24% (21) History of EG or EoD, % (n) 80% (52) 32% (29) 29% (26) History of IBS, % (n) 3% (2) 40% (36) 37% (33) History and background corticosteroid use, % (n) 42% (27) 41% (37) 31% (28) Baseline use of physician prescribed diet regimen, % (n) 17% (11) 8% (7) 10% (9) Gastric/duodenal eos/hpf in top 5/3 hpfs, mean ± SD 84 ± 52 65 ± 51 52 ± 25 Screening blood eos cells/µL, median (IQR) 330 (160-720) 200 (133-463) 230 (113-340) Screening IgE kU/L, median (IQR) 141 (44-361) 59 (18-167) 61 (25-165) Baseline Total Symptom Score (TSS) [0-60], mean ± SD 28 ± 12 29 ± 11 28 ± 11

Baseline Demographics & Patient Characteristics: Site Comparison Patient Characteristics Ph2 ENIGMA1 (E1) Ph3 ENIGMA2 Patient Characteristics n=65 E1 Sites n=81 Non-E1 Sites n=99 Age, median years (range) 40 (18-74) 45 (18-77) 40 (17-78) Female sex, % (n) 62% (40) 59% (48) 70% (69) History of EoE, % (n) 54% (35) 27% (22) 20% (20) History of EG or EoD, % (n) 80% (52) 47% (38) 17% (17) History of IBS, % (n) 3% (2) 31% (25) 44% (44) History and background corticosteroid use, % (n) 42% (27) 43% (35) 30% (30) Baseline use of physician prescribed diet regimen, % (n) 17% (11) 14% (11) 5% (5) Gastric/duodenal eos/hpf in top 5/3 hpfs, mean ± SD 84 ± 52 70 ± 53 50 ± 25 Screening blood eos cells/µL, median (IQR) 330 (160-720) 250 (170-665) 180 (110-290) Screening IgE kU/L, median (IQR) 141 (44-361) 72 (29-166) 58 (17-165) Baseline Total Symptom Score (TSS) [0-60], mean ± SD 28 ± 12 29 ± 12 29 ± 11

30

Consistent Effects Observed in ENIGMA1 Site Patients

Mean Change in TSS6 from Baseline at End of Treatment[1]


Phase 2 ENIGMA (E1)
Phase 3 ENIGMA2: E1 Site Pts
Mean TSS6 Change from BL
0
-4
-8
-12
-16
-20
-16.6*
-8.1
*p<0.05
-14.2*
-8.0
*p<0.05
Lirentelimab (n=20)
Placebo (n=20)
Lirentelimab (n=38)
Placebo (n=34)
BL TSS6 =
29.7
28.1
29.4
27.8

* LS Means and p-values derived from ANCOVA/MMRM models

1 ENIGMA1: mean TSS6 change from BL to Weeks 13-14; ENIGMA2: mean TSS6 change from BL to Weeks 23-24

Allakos

≥30% Reduction % (n) of Patients ≥50% Reduction ≥70% Reduction ≥90% Reduction Lirentelimab (n=20) Placebo (n=20) ≥30% Reduction ≥50% Reduction ≥70% Reduction ≥90% Reduction Lirentelimab (n=38) Placebo (n=34) Similar Results Seen in ENIGMA1 Site Patients Proportion of Patients Achieving TSS6 Thresholds at End of Treatment1 1 ENIGMA1 end of treatment: Weeks 13-14 ENIGMA2 end of treatment: Weeks 23-24 Phase 2 ENIGMA (E1) Phase 3 ENIGMA2: E1 Site Pts

ENIGMA2: Non-ENIGMA1 Site Patients Mean Change in TSS6 from Baseline at End of Treatment Placebo (n=43) Lirentelimab (n=42) ENIGMA2: Non-E1 Site Pts 29.5 27.7 BL TSS6 = Mean TSS6 Change from BL

ENIGMA2: Non-ENIGMA1 Site Patients Proportion of Patients Achieving TSS6 Thresholds at Weeks 23-24: Non-E1 Site Pts ≥30% Reduction % (n) of Patients ≥50% Reduction ≥70% Reduction ≥90% Reduction Lirentelimab (n=42) Placebo (n=43)

Safety Summary

ENIGMA2 Safety Summary No drug-related Serious AEs Safety risk profile overall was consistent with previously reported safety profile in ENIGMA1 and other lirentelimab studies to date n (%) of Patients Lirentelimab (n=91) Placebo (n=89) ≥1 Treatment-Emergent Adverse Event (TEAE) 65 (71.4%) 57 (64.0%) Infusion related reaction 31 (34.1%) 12 (13.5%) Fatigue 5 (5.5%) 1 (1.1%) Treatment-Emergent AEs in ≥5% of Patients

Open Label Extension

Durability of Effect in Open-Label Extension (E1 Site Patients) * LS Means and p-values derived from MMRM model Baseline TSS6 Score, mean ± SD Placebo: 27.8±12.1; Lirentelimab: 29.4±11.4 Absolute Change Absolute Change from BL Mean (SE) / Mean (SD) Change in TSS6 from Baseline: E1 Site Patients 34 -8.0 Weeks 23-24 Weeks 45-46 (OLE) 38 -14.2 15 -12.8 20 -17.4 Percent Change % Change from BL Mean (SE) / Mean (SD) 34 -28.9% Weeks 23-24 Weeks 45-46 (OLE) 38 -47.8% 15 -46.3% 20 -54.1% n= n= *p= 0.0370 *p= 0.0385 Placebo Lirentelimab Placebo/Lirentelimab Lirentelimab/Lirentelimab

Summary of ENIGMA2 ENIGMA2 patients with similar characteristics to those included in Phase 2 reproduced original study results Key patient characteristics identified include: Higher tissue eos counts Higher peripheral blood eos counts Higher IgE levels Durability of effect observed in interim analysis of open-label extension Lirentelimab was well-tolerated in patients with EG and/or EoD

Phase 3 EoD Study

40

EoD Phase 3 Study Design

Study Design

- Multi-center, randomized, double-blind, placebo-controlled study in EoD
- Active moderate to severe symptoms
- Biopsy confirmed EoD ± colonic involvement
  - Duodenum: ≥30 eos/hpf in 3 hpfs
  - Stomach: <30 eos/high powered field (hpf) in 5 hpfs (Do NOT have EG)
  - Colonic involvement assessed by colonoscopy: biopsies collected from terminal ileum, colon (ascending, transverse, descending, sigmoid) and rectum
- 93 adult patients – 2 arms
  - 3.0, 3.0, 3.0, 3.0, 3.0, 3.0 mg/kg lirentelimab
  - Placebo
- 6 monthly i.v. doses

Endpoints

- **Histologic Co-Primary Endpoint**
  - Proportion of responders:
    - Duodenum: ≤ 15 eos/hpf in 3 hpfs
- **Symptom Co-Primary Endpoint**
  - Absolute change in patient reported TSS-6
- **Key Secondary Endpoints**
  - Percent change in tissue eosinophil counts
  - Treatment responders: patients who achieve tissue eosinophil thresholds AND >30% improvement in TSS
  - Exploratory: change in colonic eosinophil counts

Allakos

Phase 3 EoD Study Update Fully enrolled (N=93) Study will complete mid-2022 Population enrolled is similar to ENIGMA2 population Data from EoD study will inform correspondence with the FDA

Next Steps in EGIDs EoE End of Phase 2 meeting Update market post FDA meeting EG/EoD Await and incorporate 021 EoD study data Plan to meet with FDA to discuss data and findings Update the market post the FDA meeting

Professor Evan S. Dellon, MD MPH TITLE: Professor of Medicine, Gastroenterology & Epidemiology Director, Center for Esophageal Diseases and Swallowing Director, CGIBD Biostatistics and Clinical Research Core INSTITUTION: University of North Carolina School of Medicine SPECIALTY: Gastroenterology FOCUS: Epidemiology, pathogenesis, diagnosis, treatment, and outcomes of Eosinophilic Gastrointestinal Disorders Investigator and member of NIH-funded Consortium of Eosinophilic Gastrointestinal Disease Researchers (CEGIR) Editorial Board: Clinical Gastroenterology and Hepatology Author/Co-Author: >300 peer-reviewed publications Investigator for multiple EGID studies including EoE

Lirentelimab for Inflammatory Skin Diseases Robert Alexander, PhD CEO

Strong Scientific Rationale for Targeting Mast Cells and Eosinophils in Chronic Inflammatory Skin Diseases Atopic dermatitis (AD) and chronic spontaneous urticaria (CSU) are characterized by inflamed itchy skin Improvements observed in patients with concomitant atopic dermatitis and chronic urticaria in lirentelimab studies Crosstalk between eosinophils, mast cells, and sensory neurons has been shown to drive inflammation and chronic itch in AD and CSU via IgE, IL-4, IL-13, IL-33, and MRGPRX2 Eosinophils and mast cells are found in lesional skin in atopic dermatitis and chronic urticaria Mast cells are drivers of disease processes in atopic dermatitis and chronic spontaneous urticaria

AK002 Mast Cell Inhibition

Lirentelimab Broadly Inhibits Mast Cell Activation Lirentelimab targets multiple disease-driving pathways through mast cell inhibition Mast Cell Inhibition

Lirentelimab Inhibits IL-33-Mediated Mast Cell Activation Transcriptome of IL-33-Activated Mast Cells Resting MCs Isotype Control+ IL-33 Anti-S8 + IL-33 SOURCE: Schanin, J et al. Mucosal Immunology 2020; Korver, W et al. Frontiers in Immunology 2022

49

Lirentelimab Inhibits IgE-Mediated Mast Cell Activation

Phospho-Proteome of IgE-Activated Mast Cells


Resting MCs
Isotype Control + IgE
Anti-S8 + IgE
Syk: Y519
Ship1: S1090
Gab2: Y632
Syk: Y520
PKCd: Y311
Dapp1: S141
Ship1: S1130
Ahnak: S699
Dapp1: Y139
Expression
30
20
10
0

SOURCE: Schanin, J et al. Mucosal Immunology 2020; Korver, W et al. Frontiers in Immunology 2022

Allakos

Lirentelimab Inhibits MRGPRX2-Mediated Mast Cell Activation Lirentelimab inhibits key driver of mast cell activation in chronic disease Mouse Model of MRGPRX2-mediated Inflammation Mast Cell-Derived Inflammatory Cytokines 0h Substance P IP Injection 4h 1h Isotype or lirentelimab Evaluate Inflammation CD63 Expression Mast Cell Activation CCL3 / MIP-1 CCL4 / MIP-1 SOURCE: Gebremeskel S et al. EAACI 2020.

Lirentelimab Reduces TLR-mediated Inflammation In Vivo Day 1 Intranasal TLR3 agonist (Poly (I:C)) Day 3 Isotype or Anti-S8 Evaluate Inflammation Vehicle ISO + poly (I:C) Anti-S8 + poly (I:C) Lirentelimab treatment significantly reduces TLR-mediated airway inflammation, including IL-6, TNF, CCL2/MCP1, IP-10, and IL-1β cytokine and chemokine production SOURCE: Gebremeskel, S et al Frontiers in Immunology 2021; *** p<0.001; **** p<0.0001 (n=5-6 mice/group)

Lirentelimab for Atopic Dermatitis

53

AD Lesional Biopsies Show Evidence of MC and Eosinophil Activity


Immune Cell Numbers
Mast Cell Activation
Disease Biomarkers
Mast Cells
Eosinophils
CPA3
CCL17 / TARC
CCL26 / Eotaxin-3
Absolute Cell Number/Biopsy
pg/mL
150
100
50
0
30
20
10
300
200
5
4
3
2
1
8
6
*
Non-Lesion
Lesion

Lirentelimab reduces levels of CPA3, CCL17/TARC and CCL26/Eotaxin-3

SOURCE: Youngblood, BA et al JCI Insights 2019; Schanin, J et al Mucosal Immunology 2020

Allakos

Reduction in Clinically-Relevant Cytokines SOURCE: Data on file. Manuscript submitted Ocular Inflammation via Tear Cytokines (Ph1b Severe Allergic Conjunctivitis) Last Dose Last Dose Last Dose Last Dose IL-4 IL-13 CCL26 / Eotaxin-3 CCL3 / MIP-1

Improvement in Concomitant Atopic Dermatitis SOURCE: ENIGMA2 data on file. SAC manuscript submitted Median % Change from BL Weeks 21-22 Placebo (n=4) Lirentelimab (n=5) Atopic Dermatitis (Open-Label SAC Study) Lirentelimab (n=11) Atopic Dermatitis (ENIGMA2)

Phase 2 AD Study Design Multi-center, randomized, DB, placebo-controlled Chronic disease that has been present ≥3 years EASI score ≥16 Involvement of ≥10% of body surface area IGA score ≥3 Inadequate control by topical treatments Dupilumab, tralikinumab, and JAK naïve 120 adult patients (1:1 randomization) 300 mg Q2W subcutaneous lirentelimab (n=60) Placebo (n=60) Open-label extension Primary Endpoint Proportion of patients who achieve eczema area and severity index (EASI)-75 at week 14 Key Secondary Endpoints Percent change in EASI from baseline to week 14 Proportion of patients who achieve an IGA score of 0 or 1 AND a ≥2-point improvement in Investigator Global Assessment (IGA) at week 14 Study Design Endpoints

Chronic Spontaneous Urticaria

Phase 2a Chronic Urticaria Study Open-label in Chronic Urticaria Uncontrolled CU (UCT<12) Diagnosis of CU for at least 3 months, refractory to antihistamine treatment in single or 4-fold dosage 45 patients – 4 arms Omalizumab-naïve CSU Omalizumab-refractory CSU Cholinergic urticaria Symptomatic dermographism 6 monthly doses 0.3 mg/kg starting lirentelimab dose; increased to 1.0 mg/kg (dose 2 and 3); if UCT <12, increased to 3.0 mg/kg (dose 4, 5, and 6) Primary Endpoint Change in Urticaria Control Test (UCT) from Baseline to Week 22 Key Secondary Endpoints Change in disease activity by UAS7 Safety and tolerability Study Design Endpoints

59

Phase 2a Chronic Urticaria Study – Results in CSU


Omalizumab Naïve
CSU Patients (n=13)
UAS7
Mean Score ±95% CI
40
30
20
10
0
***
18.5
-75%
4.6
Baseline
Week 22


Omalizumab Refractory CSU Patients
Receiving All 6 Doses (n=7)
UAS7
Mean Score ±95% CI
40
30
20
10
0
**
28.4
-61%
11.2
Baseline
Week 22

SOURCE: Altrichter S, Staubach P, Pasha M, et al. J Allergy Clin Immunol 2022 (In Press)

Allakos

Phase 2b Chronic Spontaneous Urticaria Study Multi-center, randomized, DB, placebo-controlled Active moderate-to-severe symptoms CSU diagnosis with onset ≥6 months prior to screening Diagnosis of CSU refractory to antihistamines Presence of itch and hives despite current use of antihistamines UAS7 score ≥16 and HSS7 score ≥8 at baseline Omalizumab, dupilumab, and benralizumab naïve 100 adult patients – 2 arms 300 mg Q2W subcutaneous lirentelimab (n=50) Placebo (n=50) Primary Endpoint Change from baseline in UAS7 at week 12 Key Secondary Endpoints Absolute change in ISS7 Absolute change in HSS7 Proportion of patients with UAS7=0 Study Design Endpoints

Lirentelimab for Inflammatory Skin Diseases Mast cells and eosinophils are key drivers of inflammatory skin diseases Lirentelimab has demonstrated broad inhibition of mast cell and eosinophil activity in vivo and ex vivo studies Clinical proof of concept in patients with CSU and concomitant AD

Professor Marcus Maurer, MD TITLE: Professor of Dermatology and Allergy Director of Research - Allergie Centrum Charité INSTITUTION: Charité Universitätsmedizin Berlin SPECIALTY: Dermatology, Allergy and Immunology FOCUS: Urticaria, Mastocytosis, Angioedema, Pruritus, Skin Infections, Allergic Diseases Organizing and Scientific Committee Member: GA2LEN/ UCARE, Multi-National Urticaria Centers of Excellence Editorial Board: Advances in Dermatology and Allergology Author/Co-Author: >500 peer-reviewed publications, 40 books and book chapters

Pipeline Strategy & Update Bradford A. Youngblood, PhD Head of Research & Preclinical Development – Allakos Inc.

64

Pipeline Strategy Focused on Targeting Siglecs

Current Landscape is Mediator Focused


T Cell
Neutrophil
B Cell
Macrophage
Eosinophil
Anti-TSLPR
Anti-TNF
Anti-IgE
Anti-IL-6
Anti-IL-4R

- Most molecules in development for inflammation target individual cytokines implicated in disease
- While effective, most mediators are produced by a small number of pathogenic immune cells that could be targeted directly

Inhibitory Receptors on Key Pathogenic Cells


Human CD33-related Siglecs
Siglec-3 (CD33)
Siglec-5
Siglec-6
Siglec-7
Siglec-8
Siglec-9
Siglec-10
Siglec-11
Siglec-15

- Siglecs are inhibitory receptors selectively expressed on key disease driving cells
- Ability to selectively suppress immune cell activation via agonistic mAbs to reduce chronic inflammation (ie lirentelimab)
- Opportunity to selectively activate immune cells through neutralization to increase anti-tumor immunity

Allakos

65

Allakos Pipeline

Antibody Program	Indication	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Registration	Milestone
Lirentelimab (Anti-Siglec-8)	Eosinophilic Gastritis (EG) and/or EoD							Topline data announced Dec 2021
	Eosinophilic Duodenitis (EoD)							Topline data expected Q3 2022
	Eosinophilic Esophagitis (EoE)							Topline data announced Dec 2021
	Chronic Urticaria							Initiation expected mid-2022
	Atopic Dermatitis							Initiated Q4 2021
	Severe Allergic Conjunctivitis							Completed 2019
	Mast Cell Gastrointestinal Disease							Completed 2019
	Indolent Systemic Mastocytosis							Completed 2019
AK006 (Anti-Siglec-6)	Inflammatory Diseases							IND expected 1H 2023
AK007 (Undisclosed Target)	Inflammation							Ongoing
	Immuno-Oncology							Ongoing

AK006 Program

Mast Cells are Pathogenic Cells that are Non-Selectively Targeted Mast cells express numerous activating receptors on their cell surface that contribute to disease Siglec-6 is an inhibitory receptor selectively expressed on mast cells that has unique immunomodulatory activity Siglecs represent attractive targets for broadly regulating mast cell function Molecules Targeting Mast Cell Receptors Currently, none of these molecules selectively target or broadly inhibit mast cells, resulting in incomplete mast cell inhibition or off target effects Multiple molecules in development target single activating receptors on the mast cell surface or mast cell-derived mediators

Siglec-6 Is Selectively Expressed on Human Tissue Mast Cells Gating Strategy for Immune Cells in Human Tissue Siglec-6 Expression Profile Siglec-6 represents a selective mast cell inhibitory receptor n=15 human donors

AK006: Siglec-6 mAb That Selectively Targets Mast Cells AK006 is a humanized IgG1 agonistic Siglec-6 mAb that selectively targets mast cells High affinity mAb selected for potent Siglec-6 agonism Broad mast cell inhibition via Siglec-6 ITIM agonism Reduction of mast cells via Fc-dependent mechanism Unique MOA that differentiates from other mast cell-targeting molecules Mast Cell Inhibition Opportunity to selectively and completely target mast cells in mast cell-driven diseases

AK006 Inhibits Mast Cell Activation in Human Tissues IgE-Activated Human Tissue Mast Cells AK006 potently inhibits IgE-mediated mast cell activation Human Tissue Mast Cell Activation Assay n=3 human donors

AK006 Completely Protects Against Systemic Anaphylaxis in Humanized Mice Active Tryptase Mast Cell-Specific Mediators Histamine Systemic Anaphylaxis AK006 inhibits IgE-mediated mast cell activation in vivo Humanized Mouse Model of Anaphylaxis Chymase * p < 0.01; n=7 mice/group

AK006 Inhibits KIT-mediated Mast Cell Activation in Siglec-6 Transgenic Mice Mast Cell Activation AK006 inhibits KIT- and IgE-mediated mast cell activation SCF, stem cell factor; * p < 0.01; n=7-8 mice/group Cytokines and Chemokines CD63 IL-6 TNF CXCL1 / GRO- CCL2 / MCP-1

AK006 Inhibits Allergic Contact Dermatitis in Siglec-6 Transgenic Mice Skin Inflammation AK006 reduces skin inflammation via mast cell inhibition * p < 0.01; n=6-7 mice/group DNFB, 2,4-dinitrofluorobenzene Cytokines in Ex Vivo-Cultured Ears Epicutaneous sensitization with DNFB Day 0 ISO or AK006 Day 7 Ear swelling and local mediator production in ears Challenge with DNFB on ear Model of Contact Dermatitis

AK006 Reduces Human Tissue Mast Cells Dosing Study in Humanized Mice AK006 inhibits mast cells and reduces mast cell numbers Ex Vivo Human Tissue Mast Cells Day 0 Day 15 Dosed with AK006 or AK002 or ISO Control MC numbers Day 5 Day 10 Peritoneal Mast Cells Mast Cells in Tissue * p < 0.01; (left) n=3 human donors; (right) n=8-10 mice/group

Summary AK006 is a humanized IgG1 agonistic Siglec-6 mAb that selectively inhibits mast cells and reduces their numbers Represents the first mast cell-specific molecule in development Avoids off-target effects of non-selective mast cell molecules Unique MOA that differentiates from other mast cell-targeting molecules Inhibition of both IgE-dependent and independent mast cell activation Reduces mast cell numbers in tissue First-in-human study planned 1H 2023

Closing Remarks Baird Radford & Robert Alexander, PhD CFO and CEO – Allakos Inc.

Expected Cash Runway into Early Q1 2024 Cash and Investments Balance as of Dec 31, 2020 $659 Million Full Year 2021 Cash Used $235 Million Balance as of Dec 31, 2021 $424 Million Realigned operating and expense structures to enable our lirentelimab and AK006 development plans Completed a 35% reduction in our workforce Negotiated one-time settlements to exit future manufacturing and other contractual obligations with vendors as well as employee severance arrangements totaling approximately $150 million Adjusting Cost Structure

78

Development Timeline


Program
2021
2022
2023
2024
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
AK002
Eosinophilic Esophagitis (EoE)
Ph 2/3 EoE Study
Ph 3 EoE Study (SC) – expected initiation
Eosinophilic Gastritis (EG) and/or EoD
Ph 3 EG/EoD Study
Ph 3 EG/EoD Study (SC) – expected initiation
Ph 3 EoD Study
AK002
Atopic Dermatitis (AD)
Ph 2 AD Study (SC)
Chronic Spontaneous Urticaria (CSU)
Ph 2 CSU Study (SC)
AK006
Phase 1 SAD & MAD
IV
SC

Allakos

Q&A

Thank You

References Rothenberg ME, Mishra A, Collins MH, et al. Pathogenesis and clinical features of eosinophilic esophagitis. J Allergy Clin Immunol. 2001 Dec;108(6):891-4. Straumann A, Spichtin HP, Grize L, et al. Natural history of primary eosinophilic esophagitis: A follow-up of 30 adult patients for up to 11.5 years. Gastroenterology 2003;125:1660–9.   Stein ML, Collins MH, Villanueva JM, et al. Anti-IL-5 (mepolizumab) therapy for eosinophilic esophagitis. J Allergy Clin Immunol 2006;118:1312–3219. Pentiuk SP, Miller CK, Kaul A. Eosinophilic esophagitis in infants and toddlers. Dysphagia 2007;22:44–48. Straumann A, Conus S, Grzonka P, et al. Anti-interleukin-5 antibody treatment (mepolizumab) in active eosinophilic oesophagitis: a randomised, placebo-controlled, double-blind trial. Gut. 2010 Jan;59(1):21-30. Schaefer ET, Fitzgerald JF, Molleston JP, et al. Comparison of oral prednisone and topical fluticasone in the treatment of eosinophilic esophagitis: a randomized trial in children. Clin Gastroenterol Hepatol. 2008 Feb;6(2):165-73.